                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 6, 1996, relating to the financial statements of Astrotech International Corporation and subsidiaries, which appears in ITEQ, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


PricewaterhouseCoopers LLP




600 Grant Street
Pittsburgh, Pennsylvania
August 12, 1999